UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2007

BLACK TUSK MINERALS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52372

(Commission File Number)

20-3366333

(IRS Employer Identification No.)

408 – 1199 West Pender Street, Vancouver, BC V6E 2R1

(Address of principal executive offices and Zip Code)

(604) 689-3443

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Other Events

            On September 6, 2007, Black Tusk Minerals Inc. (the “Company”) filed a Certificate of Change with the Nevada Secretary of State amending its Articles of Incorporation, effective as of September 12, 2007 (the “Effective Date”), to provide for (a) an increase in the authorized share capital of the Company from One Hundred Million Shares (100,000,000) to Two Hundred Million Shares (200,000,000) and (b) a 2 for 1 forward stock split of its issued and outstanding shares of common stock, par value $0.001 per share, payable upon surrender of certificates. Pursuant to Nevada Revised Statutes Section 78.209(1), the provisions in the Articles of Incorporation of the Company regarding the authorized number of shares of common stock shall be deemed amended as of the Effective Date as provided in the Certificate of Change. The Board of Directors authorized the amendment to the Articles of Incorporation on August 31, 2007. Pursuant to Nevada Revised Statutes Section 78.207(1), shareholder approval for the amendment was not required.

Item 7.01	Regulation FD Disclosure

            The Company announces the amendment to the Company’s Articles of Incorporation and the 2 for 1 forward stock split. On September 11, 2007, the Company released the press release filed herewith as Exhibit 99.1.

Item 8.01	Other Events

The Board of Directors of the Company has authorized and approved a 2 for 1 forward stock split of its issued and outstanding shares of common stock, par value $0.001 per share, payable upon surrender of certificates.

To effect the stock split, the Company authorized an amendment to the Company’s Articles of Incorporation such that, upon the surrender to the Company’s transfer agent of the outstanding share certificates representing the issued and outstanding shares of common stock held by shareholders on September 11, 2007 at 4:30 p.m. Pacific Daylight Time (the “Record Date”), the Company’s transfer agent will issue new share certificates giving effect to the stock split so that each share of common stock of the Company issued and outstanding prior to the Record Date shall represent two post-split shares of the Company’s common stock.

Immediately prior to the stock split, the Company had 8,836,000 shares of common stock issued and outstanding (CUSIP No. 092258102). After giving effect to the stock split, the Company will have 17,672,000 shares of common stock issued and outstanding (CUSIP No. 092258201). The Company will begin trading on a post-split basis at the open of market on the Effective Date under the trading symbol BKTK.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit
3.1	Certificate of Change effective as of September 12, 2007
99.1	Press Release dated September 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK TUSK MINERALS INC.

By: /s/ Kurt Bordian
Kurt Bordian
Secretary and Treasurer
Dated: September 11, 2007